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EXHIBIT 10.7

                           MULTI-PARTY AMENDMENT NO. 1

         Reference is made to (i) that certain Management Agreement (the "Agreement"), dated as of July 14, 1999 (the "Effective Date") by and among ONE WORLD NETWORKS INTEGRATED TECHNOLOGIES, INC., a Nevada corporation (or any affiliate of thereof) (collectively "OWN"), and BIOZHEM COSMECEUTICALS, INC. ("COMPANY") a Texas corporation and (ii) that certain Class A. Warrant Agreement (the "Warrant Agreement") between the Company and OWN, as warrantholder. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Agreement.

                                    RECITALS

         A. OWN has agreed to increase its capital investment in the Company.

         B. In consideration for such investment, the Company has agreed to lower the exercise price of the Class A Warrants as set forth herein.

         NOW, THEREFORE, OWN and Company agree a follows:

                 ARTICLE ONE - AMENDMENT TO MANAGEMENT AGREEMENT
                 -----------------------------------------------

         1.1 AMENDMENTS TO ARTICLE 8. Article 8 of the Management Agreement is hereby amended as follows:

         A. In addition to the sum of $50,000 advanced to the Company at the Closing (the "Initial Advance"), the Company has agreed to advance an additional $50,000 (the "Additional Advance, and together with the Initial Advance, the "Loan"), so that the aggregate amount of the Loan is $100,000. The Loan will be evidence by a Restated Convertible Secured Promissory Note (the "Convertible Note") attached hereto. The Convertible Note will be subject to the Security Agreement issued by the Company at the Closing.

         B. OWN shall also acquire from the Company 127,884 of Common Stock at a purchase price for $.52 a share, for an aggregate purchase price of $66,500. OWN shall have no further funding obligations to the Company with respect to the $50,000 loan obligation referred to in the management Agreement.

         C. The exercise price of 888,666 of the Class A Warrants shall be reduced to $.15.

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                  ARTICLE TWO - AMENDMENT TO WARRANT AGREEMENT
                  --------------------------------------------

                 ARTICLE THREE - REPRESENTATIONS AND WARRANTIES
                 ----------------------------------------------

         3.1 COMPANY'S REPRESENTATIONS AND WARRANTIES. In order to induce OWN to enter into this Amendment, the Company represents and warrants to OWN that:

         (a) The Company has the power and authority and has taken all action necessary to execute, deliver and perform this Amendment and all other agreements and instruments executed or delivered to be executed or delivered in connection herewith and therewith and this Amendment and such other agreements and instruments constitute the valid, binding and enforceable obligations of the Company.

         (b) The Company's representations and warranties contained in the Loan Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and no Event of Default or event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred and is continuing as of the date hereof.

         (c) Since the date of the most recent financial statements, if any, furnished by the Company to OWN, there has been no material adverse change in the business or assets or in the financial condition of the Company.

         3.2 ACKNOWLEDGMENT OF COMPANY. The Company expressly acknowledges and agrees that as of the date of this Amendment, it has no offsets, claims or defenses whatsoever against any of the Indebtedness or Obligations.

                        ARTICLE FOUR - GENERAL PROVISIONS
                        ---------------------------------

         4.1 FULL FORCE AND EFFECT. Except as expressly amended hereby, the Agreement and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect.

         4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and that all of which when taken together shall constitute one and the same instrument, respectively. Delivery of an executed counterpart of this Amendment by facsimile shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not effect the validity, enforceability, or binding effect of this Agreement.

         4.3 FINAL AGREEMENT. This Amendment is intended by the Company and OWN to be the final, complete, and exclusive expression of the agreement between them with respect to the

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subject matter hereof. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

                                          ONE WORLD NETWORKS
                                          INTEGRATED TECHNOLOGIES, INC.

                                          By: /s/ Liz Edlic
                                          Its:CEO

                                          BIOZHEM COSMECEUTICALS, INC.

                                          By: /s/ John Riemann
                                          Its: CEO